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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                       Date of Report: September 16, 1999
                       (Date of earliest event reported)

                               KOPIN CORPORATION
             (Exact name of Registrant as specified in its charter)

       Delaware                           0-19882              04-2833935
       --------                          -----------         ------------------
(State or Other Jurisdiction             (Commission         (I.R.S. Employer
of Incorporation)                        File number)        Identification No.)

695 Myles Standish Blvd., Taunton, MA                            02780-1042
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(Address of principal executive offices)                         (Zip Code)

                                (508) 824-6696
                                --------------
             (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

      5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release of September 16, 1999 of Kopin Corporation relating to new digital cameras featuring its color CyberDisplay and anticipated third-quarter performance.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

          99.1  Press Release of Kopin Corporation dated September 16, 1999

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf hereunto duly authorized.

                                         KOPIN CORPORATION
                                         (Registrant)

Date: September 20, 1999               By: /s/ Richard A. Sneider
                                           -----------------------------
                                           Richard A. Sneider
                                           Chief Financial Officer
                                           Treasurer and Principal
                                           Accounting Officer